Exhibit 1.1

[—] Shares1

GenMark Diagnostics, Inc.

Common Stock, $0.0001 par value per share

PURCHASE AGREEMENT

[—], 2010

PIPER JAFFRAY & CO.

As Representative of the several

Underwriters named in Schedule I hereto

c/o Piper Jaffray & Co.

800 Nicollet Mall

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

GenMark Diagnostics, Inc., a Delaware corporation (the “Company”), proposes to sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) an aggregate of [—] shares (the “Firm Shares”) of Common Stock, $0.0001 par value per share (the “Common Stock”), of the Company. The Firm Shares consist of [—] authorized but unissued shares of Common Stock to be issued and sold by the Company. The Company has also granted to the several Underwriters an option to purchase up to [—] additional shares of Common Stock on the terms and for the purposes set forth in Section 3 hereof (the “Option Shares”). The Firm Shares and any Option Shares purchased pursuant to this Purchase Agreement are herein collectively called the “Securities.”

Pursuant to a Scheme of Arrangement (the “Scheme”) that has been sanctioned by the High Court of Justice in England and Wales (the “High Court”) pursuant to Sections 648 and 899 of the Companies Act 2006 and upon the Scheme becoming effective, the Company will own all the issued ordinary share capital of Osmetech plc, a company incorporated in England and Wales (“Osmetech”) and, as a result, will become the ultimate parent company of the Subsidiaries of Osmetech (Osmetech, together with its subsidiaries, being the “Osmetech Group”). For purposes of this Agreement, unless the context otherwise requires, the term “Subsidiary” shall be deemed to include, without limitation, at all relevant times each of Osmetech and its subsidiaries. Under the Scheme, which is more fully described in the Registration Statement under the heading “Reorganization of Osmetech plc,” and at the date it becomes effective, (i) all of the issued and outstanding ordinary share capital of Osmetech will be

[1]	Plus an option to purchase up to [—] additional shares to cover over-allotments.

cancelled; (ii) each holder thereof will be allotted shares of Common Stock; (iii) Osmetech will issue new ordinary shares to the Company credited as fully paid; and (iv) holders of all outstanding options and warrants to purchase ordinary shares in Osmetech will be given the opportunity to surrender their options and warrants for options and warrants, as applicable, to purchase shares of Common Stock. Following approval by Osmetech’s shareholders on April 27, 2010 and a hearing held on [            ] before the High Court, the High Court has issued a court order (i) sanctioning the Scheme and approving the fairness of the exchange of securities in a manner sufficient to make available the exemption from registration under Section 3(a)(10) of Act (as defined below) for the offer and sale of the securities to be issued in accordance with the Scheme and (ii) confirming the reduction of capital of Osmetech (collectively, the “Court Order”). The Scheme will become effective at such time as Osmetech delivers for registration to the Registrar of Companies a copy of the Court Order together with the Statement of Capital attached thereto which event will take effect prior to the First Closing (as hereinafter defined). The transactions giving effect to the Scheme, including the delivery and registration of the Court Order and Statement of Capital, are referred to in this Agreement as the “Reorganization Transactions.” Prior to commencement of trading on the NASDAQ Global Market in the Common Stock publicly offered by the Company, Osmetech will cause the suspension of trading of its ordinary shares on the Alternative Investment Market of the London Stock Exchange (“AIM”) and, conditional upon the effectiveness of the Scheme, the trading of the ordinary shares of Osmetech on AIM will be cancelled (the “AIM Delisting”).

The Company hereby confirms its agreement with respect to the sale of the Securities to the several Underwriters, for whom you are acting as representative (the “Representative”).

1. Registration Statement and Prospectus. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1, including a preliminary form of prospectus (File No. 333-165562) (the “initial registration statement”) under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder, one or more amendments to such registration statement have also been so prepared and have been, or will be, so filed; and, if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act, the Company will prepare and file with the Commission a registration statement with respect to such increase pursuant to Rule 462(b) (the “additional registration statement”).

The Company will prepare and file a prospectus pursuant to Rule 424(b) of the Rules and Regulations that discloses the information previously omitted from the prospectus in reliance upon Rule 430A of the Rules and Regulations (“Rule 430A Information”). “Original Registration Statement” as of any time means the initial registration statement, in the form then filed with the Commission, including all amendments to the initial registration statement as of such time, the exhibits and any schedules thereto at such time, all information contained in the additional registration statement (if any) and then deemed to be a part of the initial registration statement pursuant to the General Instructions of Form S-1 and all information (if any) included in a prospectus then deemed to be a part of the initial registration statement pursuant to Rule 430A(b) or Rule 430C of the Rules and Regulations. “Rule 462(b) Registration Statement” as of any time means the additional registration statement in the form then filed with the Commission, including the contents of the Original Registration Statement incorporated by reference therein and including all information (if any) included in a prospectus then deemed to be a part of the additional registration statement pursuant to Rule 430A(b) or Rule 430C and the documents incorporated by reference therein. “Registration Statement” as of any time means the Original Registration Statement and any Rule 462(b) Registration Statement as of such time. For purposes of the foregoing definitions, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A(b) or Rule 430C shall be considered to be included in the Registration Statement as of the time specified in Rule 430A(b) or Rule 430C, as applicable.

For purposes of this Agreement, “Effective Time” with respect to the Original Registration Statement or the Rule 462(b) Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(b) of the Rules and Regulations. “Registration Statement” without reference to a time means the Registration Statement as of its Effective Time. “Statutory Prospectus” as of any time means the prospectus included in the Registration Statement immediately prior to that time, including any information in a prospectus deemed to be a part thereof pursuant to Rule 430A or 430C. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) and not retroactively. “Prospectus” means the Statutory Prospectus that discloses the public offering price and other final terms of the Securities and the offering and otherwise satisfies Section 10(a) of the Act. “Preliminary Prospectus” as of any time means any Statutory Prospectus included in the Registration Statement prior to the time it becomes or became effective under the Act and any prospectus that omits Rule 430A Information. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing, shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

2. Representations and Warranties of the Company and Osmetech.

(a) The Company and Osmetech jointly and severally represent and warrant to, and agree with, the several Underwriters as follows:

(i) The Registration Statement has been declared effective by the Commission, no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission.

(ii) Each part of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto, at the time such part became effective, at all other subsequent times until the expiration of the Prospectus Delivery Period (as defined below), and at the First Closing Date and Second Closing Date (as hereinafter defined), the most recent Statutory Prospectus distributed to investors generally, and the Prospectus (or any amendment or supplement to the Prospectus), in each case at the time of filing or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until expiration of the Prospectus Delivery Period, and at the First Closing Date and the Second Closing Date complied and will comply in all material respects with the applicable requirements and provisions of the Act and the Rules and Regulations and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as amended or supplemented, as of its date, or the time of first use within the meaning of the Rules and Regulations, at all subsequent times until the expiration of the Prospectus Delivery Period, and at the First Closing Date and Second Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences do not apply to statements in or omissions from the Registration Statement, any Rule 462(b) Registration Statement, or any post-effective amendment thereto, or the Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with written information relating to an Underwriter furnished to the Company by you, specifically for use in the preparation thereof; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

(iii) Neither (A) the Issuer General Free Writing Prospectus(es) issued at or prior to the Time of Sale and set forth on Schedule II, the information set forth on Schedule III, and the most recent Statutory Prospectus distributed to investors generally, all considered together (collectively, the “Time of Sale Disclosure Package”), nor (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the Time of Sale Disclosure Package, includes or included as of the Time of Sale any untrue statement of a material fact or omits or omitted as of the Time of Sale to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus or any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f). As used in this paragraph and elsewhere in this Agreement:

(1) “Time of Sale” means [—]:00 **[a/p]m (Eastern time) on the date of this Agreement.

(2) “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Securities that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) under the Act because it contains a description of the Securities or of the offering that does not reflect the final terms or is a “bona fide electronic roadshow,” as defined in Rule 433 of the Rules and Regulations, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Act.

(3) “Issuer General Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

(4) “Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Free Writing Prospectus.

(iv)(A) Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the Prospectus Delivery Period or until any earlier date that the Company notified or notifies the Representative as described in Section 4(c)(ii), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, any Statutory Prospectus or the Prospectus. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company by you specifically for use therein; it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(f).

(B)(1) At the time of filing the Registration Statement and (2) at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Act, including the Company or any Subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 (without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer), nor an “excluded issuer” as defined in Rule 164 under the Act.

(C) Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions to use thereof as set forth in Rules 164 and 433 under the Act.

(v) The financial statements of each of the Company and the Osmetech Group, together with the related notes, set forth in the Registration Statement, the Time of Sale Disclosure Package and Prospectus comply in all material respects with the requirements of the Act and fairly present, as the case may be, the financial condition of the

Company and its consolidated subsidiaries and the Osmetech Group as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles in the United States consistently applied throughout the periods involved; the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; all non-GAAP financial information included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus complies with the requirements of Regulation G and Item 10 of Regulation S-K under the Act; and, except as disclosed in the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Regulation S-K under the Act, Item 303(a)(4)(ii)) or any other relationships with unconsolidated entities or other persons, that may have a material current or, to the Company’s or Osmetech’s knowledge, material future effect on the Company’s or the Osmetech Group’s financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenue or expenses. No other financial statements or schedules are required to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. Deloitte & Touche LLP and Deloitte LLP (UK), which, respectively, have expressed their opinions with respect to the applicable financial statements and schedules filed as a part of the Registration Statement and included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, are each (x) an independent public accounting firm with respect to the Company and Osmetech within the meaning of the Act and the Rules and Regulations, (y) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”)) and (z) not in violation of the auditor independence requirements of the Sarbanes-Oxley Act.

(vi) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its Subsidiaries has full corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have a material adverse effect upon the business, prospects, management, properties, operations, condition (financial or otherwise) or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Effect”). The Company has no material operations and, except for de minimis accounts arising in connection with its organization and the Reorganization Transactions, no assets or liabilities. The sole stockholder of the Company is, and will be until the Scheme becomes effective, Osmetech.

(vii) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there has not been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants), or any material change in the short-term or long-term debt, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock, of the Company or any of its Subsidiaries, or any material adverse change in the business, prospects, management, properties, operations, condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole (“Material Adverse Change”) or any development which would reasonably be expected to result in any Material Adverse Change.

(viii) Except as set forth in the Time of Sale Disclosure Package and in the Prospectus, there is not pending or, to the knowledge of the Company or Osmetech, threatened or contemplated, any action, suit or proceeding (a) to which the Company or any of its Subsidiaries is or would be a party or (b) which has as the subject thereof any officer or director of the Company or its Subsidiaries, any employee benefit plan sponsored by the Company or its Subsidiaries or any property or assets owned or leased by the Company or its Subsidiaries before or by any court or Governmental Authority (as defined below), or any arbitrator, which, individually or in the aggregate, would reasonably be expected to result in any Material Adverse Change, or would reasonably be expected to materially and adversely affect the ability of the Company or its Subsidiaries to perform its obligations under this Agreement, the consummation of the Reorganization Transactions or the AIM Delisting or which are otherwise material in the context of the sale of the Securities. There are no current or, to the knowledge of the Company or Osmetech, pending or contemplated, legal, governmental or regulatory actions, suits or proceedings (x) to which the Company or any of its Subsidiaries is subject or (y) which has as the subject thereof any officer or director of the Company or any of its Subsidiaries, any employee plan sponsored by the Company or its Subsidiaries or any property or assets owned or leased by the Company or its Subsidiaries, that are required to be described in the Registration Statement, Time of Sale Disclosure Package and Prospectus by the Act or by the Rules and Regulations and that have not been so described.

(ix) There are no statutes, regulations, contracts or documents that are required to be described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been so described or filed.

(x) This Agreement has been duly authorized, executed and delivered by each of the Company and Osmetech, and assuming due authorization, execution and delivery by the Underwriters, constitutes a valid, legal and binding obligation of such entity, enforceable in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the consummation of the Reorganization Transactions and the AIM Delisting did not or will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the Company’s or any Subsidiary’s charter or by-laws or (C) result in the violation of any law or statute or any judgment, order, rule, regulation or decree of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets (each, a “Governmental Authority”). No consent, approval, authorization or order of, or registration or filing with any Governmental Authority is required for the execution, delivery and performance by the Company or any of its Subsidiaries of this Agreement or for the consummation thereby of the transactions contemplated hereby, including the issuance or sale of the Securities by the Company, or for the consummation of the Reorganization Transactions and the AIM Delisting, except (A) with respect to the offer and sale of the Securities, such as may be required under the Act or state or foreign securities laws or the rules of the Financial Industry Regulatory Authority (“FINRA”) and (B) with respect to the Reorganization Transactions, such as may be required under the Companies Act 2006 and the rules of AIM (the “AIM Rules”). Each of the Company and Osmetech has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including the authorization, issuance and sale of the Securities as contemplated by this Agreement, and to consummate the Reorganization Transactions and the AIM Delisting.

(xi) All of the issued and outstanding shares of capital stock of the Company, including the outstanding shares of Common Stock, are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance with all federal, state and applicable foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Representative); the Securities which may be sold hereunder by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable; and the capital stock of the Company, including the Common Stock, conforms to the description thereof in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus. There are no preemptive rights, restrictions upon the voting or transfer of any shares of Common Stock or, except as described in the Time of Sale Disclosure Package, the Registration Statement and the Prospectus, any other rights to subscribe for or to purchase any shares of Common Stock pursuant to the Company’s charter, by-laws or any agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound. Neither the filing of the Registration Statement nor the offering or sale of the Securities as contemplated by this Agreement and the Reorganization Transactions or the AIM Delisting gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company or any of its Subsidiaries (collectively “Registration Rights”). Except for 14,500,000 of the issued Deferred Shares in Osmetech, which are unpaid, all of the issued and outstanding shares of capital stock of each of the Company’s Subsidiaries have been duly and validly authorized and issued and are fully paid and nonassessable, have been issued in compliance with all federal, state and applicable foreign securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriters) and, except as otherwise described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, and other than the Osmetech Group prior to effectiveness of the Reorganization Transactions, the Company owns of record and beneficially, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, all of the issued and outstanding shares of such stock, except that the Deferred Shares of 0.99 pence each in Osmetech are not owned by the Company. Except as described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, and other than as contemplated by the Scheme, there are no options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company or any Subsidiary of the Company any shares of the capital stock of the Company or any Subsidiary of the Company. Osmetech has an authorized and outstanding capitalization as set forth in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus under the caption “Capitalization,” and the adjustments made thereto on a pro forma and pro forma as adjusted basis accurately present in all material respects the respective adjustments described in such section. The Common Stock (including the Securities) conforms in all material respects to the description thereof contained in the Time of Sale Disclosure Package and the Prospectus. The description of Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Time of Sale Disclosure Package and the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(xii) The Reorganization Transactions and the AIM Delisting have received all necessary approvals of the shareholders and the board of directors of the Company and Osmetech. The Scheme and reduction of capital have received all necessary approvals of the High Court and the High Court has issued the Court Order, a copy of which has been furnished to the Underwriters and their counsel and which has not been modified or rescinded in any respect. The Scheme will become effective upon the delivery for registration of the Court Order and Statement of Capital with the Registrar of Companies in England and Wales. The shares of Common Stock to be issued and exchanged in the Scheme (the “Scheme Shares”) have been duly authorized and, when issued and exchanged in accordance with the terms of the Scheme, will have been validly issued and will be fully paid and nonassessable, will be issued in compliance with all federal, state and foreign securities laws and will not be issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities that have not been waived in writing (a copy of which has been delivered to counsel to the Underwriters). Osmetech has amended its articles of association to provide that, subject to the Scheme having become effective, if Osmetech allots and issues any ordinary shares in Osmetech to a person (“New Member”) upon the exercise of outstanding options or warrants in Osmetech after the Reduction Record Time (as defined in the Scheme Circular prepared and distributed in connection with the Scheme) (“Post Scheme Shares”), Osmetech is entitled to appoint any person as its attorney and/or agent to transfer the ordinary shares arising upon such exercise to the Company or its nominee, in consideration for and conditional upon the Company allotting and issuing to the New Member such number of shares of Common Stock as that New Member would have been entitled to had each Post Scheme Share been an ordinary share in Osmetech. When the Scheme becomes effective, the Company (or its nominee) will be the registered owner of the entire issued ordinary share capital of Osmetech and each subsidiary in the Osmetech Group (other than Osmetech) will be a wholly owned subsidiary of Osmetech and subject to the preceding sentence, there will be no outstanding securities convertible, directly or indirectly, into the right to receive share capital of Osmetech. The ordinary shares of Osmetech to be issued to the Company pursuant to the Reorganization Transactions have been duly authorized and, when allotted and issued, will be validly issued, credited as fully paid, free and clear of any security interests, claims, liens, proxies, equities or other encumbrances, and the issue of such shares will not be subject to any preemptive or similar rights. The information in the Scheme Circular prepared and distributed in connection with the Scheme complies as to form in all material respects with all applicable legal requirements and does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(xiii)(A) The Company and each of its Subsidiaries holds, and is operating in compliance in all material respects with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders of any Governmental Authority or self-regulatory body required for the conduct of its business, (B) all such franchises, grants, authorizations, licenses, permits, easements, consents, certifications and orders that are material to the Company or any of its Subsidiaries are valid and in full force and effect, (C) neither the Company nor any of its Subsidiaries has received notice of any revocation or modification of any such franchise, grant, authorization, license, permit, easement, consent, certification or order that is material to the Company or any of its Subsidiaries or has reason to believe that any such franchise, grant, authorization, license, permit, easement, consent, certification or order that are material to the Company or any of its Subsidiaries will not be renewed in the ordinary course, and (D) except as would not reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries is and at all times has been in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees.

(xiv) Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Company and its Subsidiaries: (A) are and at all times have been in compliance in all material respects with all statutes, rules, regulations, or guidances applicable to Company and its Subsidiaries, the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product manufactured or distributed by the Company or its Subsidiaries or to billing, kickbacks, referral relationships or arrangements, ethics, claims processing, claims submission and privacy and security of health information (“Applicable Laws”); (B) have not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from the U.S. Food and Drug Administration (the “FDA”) or any other Governmental Authority alleging or asserting noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required by any such Applicable Laws (“Authorizations”); (C) have not received notice that any Governmental Authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any Authorizations and neither of the Company and Osmetech has knowledge that any such Governmental Authority is considering such action; and (D) have filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were complete and correct in all material respects on the date filed (or were corrected or supplemented by a subsequent submission).

(xv) The clinical trials conducted by or on behalf of or sponsored by the Company or any of its Subsidiaries or in which the Company or any of its Subsidiaries or their product candidates have participated have been and, if still pending, are being conducted in all material respects in accordance with medical and scientific research procedures that the Company and Osmetech reasonably believes are appropriate. Neither the Company nor any of its Subsidiaries has received any notices or other correspondence from the FDA or any other Governmental Authority requiring the termination, suspension or material modification of any clinical trials.

(xvi) Neither the Company nor any of its Subsidiaries has, in violation of any Applicable Law, (A) offered, authorized, promised, made or agreed to make gifts of money, other property, or anything of value to any actual or potential customer, supplier, governmental employee, Medicare or Medicaid beneficiary, or any person in a position to assist or hinder the Company or any of its Subsidiaries in connection with any actual or proposed transaction or (B) maintained any unrecorded fund or asset of the Company or any of its Subsidiaries for any improper purpose or made any false entries on its books and records for any reason.

(xvii) The Company and its Subsidiaries have good and marketable title to all property (whether real or personal, except with respect to Intellectual Property, as to which matters of title are addressed in paragraph (xviii) of this Section 2(a)) described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, in each case free and clear of all liens, claims, security interests, other encumbrances or defects except such as (A) are described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. The property held under lease by the Company and its Subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company or its Subsidiaries.

(xviii) The Company and each of its Subsidiaries owns, possesses, or can acquire on reasonable terms, all Intellectual Property necessary for the conduct of the Company’s and its Subsidiaries’ business as now conducted or as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus to be conducted, except as such failure to own, possess, or acquire such rights would not reasonably be expected to result in a Material Adverse Effect. Furthermore, (A) except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no rights of third parties to any Intellectual Property owned by the Company or any of its Subsidiaries, or any Intellectual Property described in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus as being owned by them, other than licenses granted to customers and suppliers of the Company or its Subsidiaries in the ordinary course of business of the Company or its Subsidiaries, and except as so described, there are no restrictions on the ability of the Company or the applicable Subsidiary to control or transfer any rights to the Intellectual Property so owned or described; (B) to the knowledge of the Company and Osmetech, there is no infringement, misappropriation or violation by third parties of any such Intellectual Property, except as such infringement, misappropriation or violation would not reasonably be expected to result in a Material Adverse Effect; (C) except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is no pending or, to the knowledge of the Company or Osmetech, threatened, action, suit, proceeding or claim by others challenging the Company’s or any of its Subsidiaries’ rights in or to any such Intellectual Property; (D) the Intellectual Property owned by the Company and its Subsidiaries, and to the knowledge of the Company and Osmetech, the Intellectual Property licensed to the Company and its Subsidiaries, has not been adjudged invalid or unenforceable, in whole or in part, and, except as disclosed in the Registration Statement, Time of Sale Disclosure Package and Prospectus, there is no pending or to the knowledge of the Company threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and each of the Company and Osmetech is unaware of any facts which are reasonably likely to form a basis for any such claim; (E) except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is no pending or to the knowledge of the Company threatened action, suit, proceeding or claim by others that the Company or any of its Subsidiaries infringes, misappropriates or otherwise violates any Intellectual Property or other proprietary rights of others and neither the Company nor any of its Subsidiaries has received any written notice of such claim and each of the Company and Osmetech is unaware of any other fact which would is reasonably likely to form a basis for any such action, suit, proceeding or claim; (F) to the Company’s and Osmetech’s knowledge, no employee of the Company or any of its Subsidiaries is in violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, nondisclosure agreement or any restrictive covenant to or with a former employer where the basis of such violation relates to such employee’s employment with the Company or any of its Subsidiaries or actions undertaken by the employee while employed with the Company or any of its Subsidiaries, except as such violation would not reasonably be expected to result in a Material Adverse Effect; and (G) each former and current employee or consultant of the Company or any of its Subsidiaries is a party to a written contract with the Company or such Subsidiary that assigns to the Company or such Subsidiary all rights to all inventions, improvements, discoveries and information relating to the Company or such Subsidiary, except for any failure to so do as would not reasonably be expected to result in a Material Adverse Effect. “Intellectual Property” means all patents, patent applications, together with any reissuances continuations, continuations-in-part, revisions, extensions or reexaminations thereof, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, domain names, technology, know-how and other intellectual property.

(xix) Neither the Company nor any of its Subsidiaries is in violation of its respective charter, by-laws or other organizational documents, or in breach of or otherwise in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default in the performance of any material obligation, agreement or condition contained in any bond, debenture, note, indenture, loan agreement or any other material contract, lease or other instrument to which it is subject or by which any of them may be bound, or to which any of the material property or assets of the Company or any of its Subsidiaries is subject.

(xx) The Company and its Subsidiaries have timely filed all federal, state, local and foreign income and franchise tax returns required to be filed and are not in default in the payment of any taxes which were payable pursuant to said returns or any assessments with respect thereto, other than any which the Company or any of its Subsidiaries is contesting in good faith or except as would not reasonably be expected to result in a Material Adverse Effect. There is no pending dispute with any taxing authority relating to any of such returns, and neither the Company nor Osmetech has any knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company or its Subsidiaries for which there is not an adequate reserve reflected in the financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(xxi) Neither the Company nor Osmetech has distributed or will distribute any prospectus or other offering material in connection with the offering and sale of the Securities other than any Preliminary Prospectus, the Time of Sale Disclosure Package or the Prospectus or other materials permitted by the Act to be distributed by the Company; provided, however, that, except as set forth on Schedule II, neither the Company nor Osmetech has made or will make any offer relating to the Securities that would constitute a “free writing prospectus” as defined in Rule 405 under the Act, except in accordance with the provisions of Section 4(o) of this Agreement.

(xxii) The Securities and the Scheme Shares have been approved for listing on the NASDAQ Global Market upon official notice of issuance and, on or before the date the Original Registration Statement became effective, the Company’s Registration Statement on Form 8-A or other applicable form under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), became effective. Except as previously disclosed to counsel for the Underwriters or as set forth in the Time of Sale Disclosure Package and the Prospectus, there are no affiliations with members of FINRA among the officers or directors of the Company or to the Company’s knowledge its affiliates (as such term is defined in NASD Rule 2720) or five percent or greater stockholders of the Company.

(xxiii) Other than the Subsidiaries of the Company listed in Exhibit 21 to the Registration Statement, the Company, directly or indirectly, owns, and upon closing of the offering relating to the Registration Statement, directly or indirectly, will own, no capital stock or other equity or ownership or proprietary interest in any corporation, partnership, association, trust or other entity.

(xxiv) Each of the Company and Osmetech maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company’s and Osmetech’s internal controls over financial reporting are effective and none of the Company, Osmetech, their respective boards of directors and the Company’s or Osmetech’s audit committee is aware of any “significant deficiencies” or “material weaknesses” (each as defined by the Public Company Accounting Oversight Board) in its internal control over financial reporting, or any fraud, whether or not material, that involves management or other employees of the Company or Osmetech who have a significant role in the Company’s or Osmetech’s internal controls; and since the end of the latest audited fiscal year, there has been no change in the Company’s or Osmetech’s internal control over financial reporting (whether or not remediated) that has materially affected, or is reasonably likely to materially affect, the Company’s or Osmetech’s internal control over financial reporting. The Company’s board of directors has, subject to the exceptions, cure periods and the phase-in periods specified in the applicable stock exchange rules (“Exchange Rules”), validly appointed an audit committee to oversee internal accounting controls whose composition satisfies the applicable requirements of the Exchange Rules and the Company’s board of directors and/or the audit committee has adopted a charter that satisfies the requirements of the Exchange Rules.

(xxv) Other than as contemplated by this Agreement, neither the Company nor Osmetech has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

(xxvi) Each of the Company and its Subsidiaries carries, or is covered by, insurance from insurers in such amounts and covering such risks as is adequate for the conduct of their businesses; all policies of insurance and any fidelity or surety bonds insuring the Company or any of its Subsidiaries or their businesses, assets, employees, officers and directors are in full force and effect; the Company and its Subsidiaries are in compliance with the terms of such policies and instruments in all material respects; there are no claims by the Company or any of its Subsidiaries under any such policy or instrument as to which any insurance company is denying coverage or defending under a reservation of rights clause, except as would not reasonably be expected to have a Material Adverse Effect; during the past 12 months neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(xxvii) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xxviii) Osmetech’s annual reports and accounts and interim results prepared in accordance with the AIM Rules for periods ending on and after December 31, 2007, conformed in all material respects with the requirements of the Companies Act 2006 and were made available in the manner and at the times required by the AIM Rules, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(xxix) The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder.

(xxx) The Company has established and maintains disclosure controls and procedures (as defined in Rules 13a-14 and 15d-14 under the Exchange Act) and such controls and procedures are effective in ensuring that material information relating to the Company, including its Subsidiaries, is made known to the Company’s principal executive officer and the principal financial officer. The Company has utilized such controls and procedures in preparing and evaluating the disclosures in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus.

(xxxi) Each of the Company, its Subsidiaries and affiliates and any of their respective officers, directors, supervisors, managers, agents, or employees, has not violated,

its participation in the offering will not violate, and each of the Company and Osmetech has instituted and maintains policies and procedures designed to ensure continued compliance with, each of the following laws: (a) anti-bribery laws, including but not limited to, any applicable law, rule, or regulation of any locality, including but not limited to any law, rule, or regulation promulgated to implement the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, signed December 17, 1997, including the U.S. Foreign Corrupt Practices Act of 1977, as amended, or any other law, rule or regulation of similar purposes and scope, (b) anti-money laundering laws, including but not limited to, applicable federal, state, international, foreign or other laws, regulations or government guidance regarding anti-money laundering, including, without limitation, Title 18 US. Code section 1956 and 1957, the Patriot Act, the Bank Secrecy Act, and international anti-money laundering principles or procedures by an intergovernmental group or organization, such as the Financial Action Task Force on Money Laundering, of which the United States is a member and with which designation the United States representative to the group or organization continues to concur, all as amended, and any Executive order, directive, or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued thereunder or (c) laws and regulations imposing U.S. economic sanctions measures, including, but not limited to, the International Emergency Economic Powers Act, the Trading with the Enemy Act, the United Nations Participation Act and the Syria Accountability and Lebanese Sovereignty Act, all as amended, and any Executive Order, directive, or regulation pursuant to the authority of any of the foregoing, including the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any orders or licenses issued thereunder.

(xxxii) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company or Osmetech, any director, officer or employee of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(xxxiii) Except as disclosed in the Time of Disclosure Package and the Prospectus, neither the Company nor any of its Subsidiaries is in violation of any statute, any rule, regulation, decision or order of any Governmental Authority or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate be reasonably expected to have a Material Adverse Effect; and neither the Company nor Osmetech is aware of any pending investigation which might lead to such a claim.

(xxxiv) (i) To the knowledge of the Company and Osmetech, no “prohibited transaction” as defined under Section 406 of ERISA or Section 4975 of the Code and not exempt under ERISA Section 408 and the regulations and published interpretations thereunder has occurred with respect to any Employee Benefit Plan. At no time has the Company, Osmetech or any ERISA Affiliate maintained, sponsored, participated in, contributed to or has or had any liability or obligation in respect of any Employee Benefit Plan subject to Part 3 of Subtitle B of Title I of ERISA, Title IV of ERISA, or Section 412 of the Code or any “multiemployer plan” as defined in Section 3(37) of ERISA or any multiple employer plan for which the Company, Osmetech or any ERISA Affiliate has incurred or could incur liability under Section 4063 or 4064 of ERISA. No Employee Benefit Plan provides or promises, or at any time provided or promised, retiree health, life insurance, or other retiree welfare benefits except as may be required by the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law. Each Employee Benefit Plan is and has been operated in material compliance with its terms and all applicable laws, including but not limited to ERISA and the Code and, to the knowledge of the Company and Osmetech, no event has occurred (including a “reportable event” as such term is defined in Section 4043 of ERISA) and no condition exists that would subject the Company, Osmetech or any ERISA Affiliate to any material tax, fine, lien, penalty or liability imposed by ERISA, the Code or other applicable law. Each Employee Benefit Plan intended to be qualified under Code Section 401(a) is so qualified and has a favorable determination or opinion letter from the IRS upon which it can rely, and any such determination or opinion letter remains in effect and has not been revoked; to the knowledge of the Company and Osmetech, nothing has occurred since the date of any such determination or opinion letter that is reasonably likely to adversely affect such qualification; (ii) with respect to each Foreign Benefit Plan, such Foreign Benefit Plan (A) if intended to qualify for special tax treatment, meets, in all material respects, the requirements for such treatment, and (B) if required to be funded, is funded to the extent required by applicable law, and with respect to all other Foreign Benefit Plans, adequate reserves therefore have been established on the accounting statements of the Company or Osmetech, as applicable; (iii) neither the Company nor any of its Subsidiaries has any obligations under any collective bargaining agreement with any union and no organization efforts are underway with respect to employees of the Company or any of its Subsidiaries. As used in this Agreement, “Code” means the Internal Revenue Code of 1986, as amended; “Employee Benefit Plan” means any “employee benefit plan” within the meaning of Section 3(3) of ERISA, including, without limitation, all stock purchase, stock option, stock-based severance, employment, change-in-control, medical, disability, fringe benefit, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements, whether or not subject to ERISA, under which (A) any current or former employee, director or independent contractor of the Company or its Subsidiaries has any present or future right to benefits and which are contributed to, sponsored by or maintained by the Company or any of its respective Subsidiaries or (B) the Company or any of its Subsidiaries has had or has any present or future obligation or liability; “ERISA” means the Employee Retirement Income Security Act of 1974, as amended; “ERISA Affiliate” means, as applicable, any member of the Company’s or Osmetech’s controlled group as defined in Code Section 414(b), (c), (m) or (o); and “Foreign Benefit Plan” means any Employee Benefit Plan established, maintained or contributed to outside of the United States of America or which covers any employee working or residing outside of the United States.

(xxxv) No labor problem or dispute with the employees of the Company or any of its Subsidiaries exists or is to the knowledge of the Company threatened or imminent, and neither the Company nor Osmetech is aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, contractors or customers, that would be reasonably expected to have a Material Adverse Effect.

(xxxvi) Subject to the provisions of the Companies Act 2006 in the case of Osmetech, no Subsidiary of the Company is currently prohibited from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company, or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated by the Time of Sale Disclosure Package and the Prospectus.

(xxxvii) The tender offer to exchange options to purchase Common Stock for options to purchase Osmetech ordinary shares (the “Stock Option Tender Offer”) and the related disclosure documents comply in all material respects with the applicable provisions of Section 14(e) of the Exchange Act and Rule 14e-1 under the Exchange Act. The Stock Option Tender Offer has received all necessary approvals of the board of directors of the Company. The Common Stock issuable upon exercise of the options to purchase Common Stock granted in connection with the Stock Option Tender Offer, has been duly authorized and when delivered and paid for in accordance with the terms of the options, will be validly issued, fully paid and nonassesable. The issuance of options to purchase Common Stock in the Stock Option Exchange Offer is exempt from registration under Rule 701 of the Act.

(xxxviii) The Company has no reason to believe that any third-party statistical and market-related data included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are not based on or derived from sources that are be reliable and accurate in all material respects.

(b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

3. Purchase, Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell [—] Firm Shares to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto. The purchase price for each Firm Share shall be $[—] per share. In making this Agreement, each Underwriter is contracting severally and not jointly; except as provided in paragraph (c) of this Section 3 and in Section 8 hereof, the agreement of each Underwriter is to purchase only the respective number of Firm Shares specified in Schedule I.

The Firm Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable, at 9:00 a.m. Central time on the third (or if the Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the fourth) full business day following the date hereof, or at such other time and date as you and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act, such time and date of delivery being herein referred to as the “First Closing Date.” If the Representative so elects, delivery of the Firm Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative. Certificates representing the Firm Shares, in definitive form and in such denominations and registered in such names as you may request upon at least two business days’ prior notice to the Company, or evidence of their issuance, will be made available for checking at a reasonable time preceding the First Closing Date at the offices of Piper Jaffray & Co., Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(b) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants to the several Underwriters an option to purchase all or any portion of the Option Shares at the same purchase price as the Firm Shares, for use solely in covering any over-allotments made by the Underwriters in the sale and distribution of the Firm Shares. The option granted hereunder may be exercised in whole or in part at any time (but not more than once) within 30 days after the effective date of this Agreement upon notice (confirmed in writing) by the Representative to the Company setting forth the aggregate number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the certificates for the Option Shares are to be registered and the date and time, as determined by you, when the Option Shares are to be delivered, such time and date being herein referred to as the “Second Closing” and “Second Closing Date”, respectively; provided, however, that the Second Closing Date shall not be earlier than the First Closing Date nor earlier than the second business day after the date on which the option shall have been exercised, unless the Representative has exercised the option to purchase all or a portion of the Option Shares within one business day after the date of this Agreement, in which case the Company may, at its option, close the Second Closing on the First Closing Date. The number of Option Shares to be purchased by each Underwriter shall be the same percentage of the total number of Option Shares to be purchased by the several Underwriters as the number of Firm Shares to be purchased by such Underwriter is of the total number of Firm Shares to be purchased by the several Underwriters, as adjusted by the Representative in such manner as the Representative deems advisable to avoid fractional shares. No Option Shares shall be sold and delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

The Option Shares will be delivered by the Company to you for the accounts of the several Underwriters against payment of the purchase price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable at 9:00 a.m., Central time, on the Second Closing Date. If the Representative so elects, delivery of the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative. Certificates representing the Option Shares in definitive form and in such denominations and registered in such names as you have set forth in your notice of option exercise, or evidence of their issuance, will be made available for checking at a reasonable time preceding the Second Closing Date at the office of Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota, or such other location as may be mutually acceptable.

(c) It is understood that you, individually and not as Representative of the several Underwriters, may (but shall not be obligated to) make payment to the Company on behalf of any Underwriter for the Securities to be purchased by such Underwriter. Any such payment by you shall not relieve any such Underwriter of any of its obligations hereunder. Nothing herein contained shall constitute any of the Underwriters an unincorporated association or partner with the Company or Osmetech.

4. Covenants. The Company and Osmetech jointly and severally covenant and agree with the several Underwriters as follows:

(a) If the Original Registration Statement has not already been declared effective by the Commission, the Company will use its best efforts to cause the Original Registration Statement and any post-effective amendments thereto to become effective as promptly as possible; the Company will notify you promptly of the time when the Original Registration Statement or any post-effective amendment to the Original Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Original Registration Statement or Prospectus or additional information; if the Company has elected to rely on Rule 430A of the Rules and Regulations, the Company will prepare and file a Prospectus containing the information omitted therefrom pursuant to Rule 430A of the Rules and Regulations with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rules 424(b) and 430A of the Rules and Regulations; if the Company has elected to rely upon Rule 462(b) of the Rules and Regulations to increase the size of the offering registered under the Act and the Rule 462(b) Registration Statement has not yet been filed and become effective, the Company will prepare and file the Rule 462(b) Registration Statement with the Commission within the time period required by, and otherwise in accordance with the provisions of, Rule 462(b) and the Act; prior to the First Closing, the Company will prepare and file with the Commission, promptly upon your reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, based on the advice of counsel, are necessary or advisable in connection with the distribution of the Securities by the Underwriters; and the Company will furnish the Representative and counsel for the Underwriters a copy of any proposed amendment or supplement to the Registration Statement or Prospectus and will not file any amendment or supplement to the

Registration Statement or Prospectus to which you shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(b) The Company will advise you, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and after receipt of notice, the Company will use its reasonable best efforts to prevent the issuance of any stop order or to obtain its lifting if such a stop order should be issued. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b) and 430A, as applicable, under the Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b), Rule 433 or Rule 462 were received in a timely manner by the Commission.

(c)(i) Within the time during which a prospectus (assuming the absence of Rule 172) relating to the Securities is required to be delivered under the Act by any Underwriter or dealer in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), the Company will use reasonable best efforts to comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package and the Prospectus. If during such period any event occurs as a result of which the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective investors, the Time of Sale Disclosure Package) to comply with the Act, the Company will promptly notify you and will amend the Registration Statement or supplement the Prospectus (or, if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(ii) If at any time following issuance of an Issuer Free Writing Prospectus there occurred, or through the Prospectus Delivery Period occurs, an event or development as a result of which such Issuer Free Writing Prospectus conflicted or during such time would conflict with the information contained in the Registration Statement, the Statutory Prospectus or the Prospectus relating to the Securities or included or during such time would include an untrue statement of a material fact or omitted or during such time would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has promptly notified or promptly will notify the Representative and has promptly amended or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(d) The Company shall take or cause to be taken all necessary action to qualify the Securities for sale under the securities laws of such jurisdictions as you reasonably designate or and to continue such qualifications in effect so long as required for the distribution of the Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any state.

(e) The Company will furnish, at its own expense, to the Underwriters and counsel for the Underwriters copies of the Registration Statement (three of which will be signed and will include all consents and exhibits filed therewith), and to the Underwriters and any dealer each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as you may from time to time reasonably request.

(f) The Company will make generally available to its security holders as soon as practicable, but in no event later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(g) The Company and Osmetech, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay or cause to be paid (i) all expenses (including transfer taxes allocated to the respective transferees of the Securities) incurred in connection with the Reorganization Transactions, the AIM Delisting and the delivery to the Underwriters of the Securities, (ii) all expenses and fees (including, without limitation, fees and expenses of the Company’s and Osmetech’s accountants and counsel but, except as otherwise provided below, not including fees of the Underwriters’ counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Securities, each Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, and the printing, delivery, and shipping of this Agreement and other underwriting documents, including Blue Sky Memoranda (covering the states and other applicable jurisdictions), (iii) all filing fees and fees and disbursements of the Underwriters’ counsel incurred in connection with the qualification of the Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions which you shall designate, (iv) the fees and expenses of any transfer agent or registrar, (v) the filing fees and fees and disbursements of Underwriters’ counsel incident to any required review and approval by FINRA of the terms of the sale of the Securities, (vi) listing fees, if any, (vii) the cost and expenses of the Company relating to investor presentations or any “roadshow” undertaken in connection with marketing of the Securities, and (viii) all other costs and expenses of each of the Company and Osmetech incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If this Agreement is terminated by the Representative pursuant to Section 9 hereof or if the sale of the Securities provided for herein is not consummated by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its or their part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the several Underwriters for all out-of-pocket accountable disbursements (including but not limited to fees and disbursements of counsel, printing expenses, travel expenses, postage, facsimile and telephone charges) incurred by the Underwriters in connection with their investigation, preparing to market and marketing the Securities or in contemplation of performing their obligations hereunder.

(h) The Company will apply the net proceeds from the sale of the Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus and will file such reports with the Commission with respect to the sale of the Securities and the application of the proceeds therefrom as may be required in accordance with Rule 463 of the Rules and Regulations.

(i) Neither the Company nor Osmetech, without the prior written consent of Piper Jaffray & Co., from the date of execution of this Agreement and continuing to and including the date 180 days after the date of the Prospectus (the “Lock-Up Period”), (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any shares of capital stock of Osmetech or any securities convertible into or exercisable or exchangeable for Common Stock or shares of capital stock of Osmetech or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock or shares of capital stock of Osmetech, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, except (A) to the Underwriters pursuant to this Agreement, (B) pursuant to the Scheme or (C) in the ordinary course of business pursuant to the Company’s 2010 Equity Incentive Plan or pursuant to any existing long-term equity compensation plans of Osmetech. Except as required under any agreement existing on the date of this Agreement, each of the Company and Osmetech agrees not to accelerate the vesting of any option or warrant or the lapse of any repurchase right prior to the expiration of the Lock-Up Period. If (1) during the last 17 days of the Lock-Up Period, (a) the Company issues an earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions in this Agreement, unless otherwise waived by Piper Jaffray & Co. in writing, shall continue to apply until the expiration of the date that is 18 calendar days after the date on which (a) the Company issues the earnings release, (b) the Company publicly announces material news or (c) a material event relating to the Company occurs. The Company will provide the Representative and each shareholder subject to the Lock-Up Agreement (as defined below) with prior notice of any such announcement that gives rise to the extension of the Lock-Up Period.

(j) The Company has caused to be delivered to you prior to the date of this Agreement a letter, substantially in the form of Exhibit A-1 hereto (the “D&O Lock-Up Agreement”), from each of the Company’s directors and officers, and a letter, substantially in the form of Exhibit A-2 hereto (the “Stockholder Lock-Up Agreement,” and together with the D&O Lock-Up Agreement, the “Lock-Up Agreements”) from each of the persons or entities listed on Exhibit B hereto. The Company will issue stop-transfer instructions to the transfer agent for the Common Stock with respect to any transaction or contemplated transaction that would constitute a breach of or default under the applicable Lock-Up Agreement.

(k) The Company has not taken and will not take any action designed to or which might reasonably be expected to cause or result in, or which has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(l) The Company and each member of the Osmetech Group will comply in all material respects with all applicable legal and regulatory requirements in connection with, and will use commercially reasonable efforts to procure, the consummation of the Reorganization Transactions.

(m) During the Prospectus Delivery Period, the Company will file on a timely basis with the Commission such periodic and special reports as required by the Rules and Regulations.

(n) During the Prospectus Delivery Period, the Company and its Subsidiaries will comply with all applicable provisions of the Sarbanes-Oxley Act.

(o) The Company represents and agrees that, unless it obtains the prior written consent of Piper Jaffray & Co., and each Underwriter severally represents and agrees that, unless it obtains the prior written consent of the Company and Piper Jaffray & Co., neither it nor any subsidiary has made and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the Act, required to be filed with the Commission; provided that the prior written consent of the parties hereto shall be deemed to have been given in respect of the free writing prospectuses included in Schedule II. Any such free writing prospectus consented to by the Company and Piper Jaffray & Co. is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 164 and Rule 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company represents that it has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic roadshow.

(p) Osmetech will cause the Company to comply with the covenants made by the Company in this Agreement.

5. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters hereunder are subject to the accuracy, as of the date hereof and at each of the First

Closing Date and the Second Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company and Osmetech contained herein, to the performance by each of the Company and Osmetech of its obligations hereunder and to the following additional conditions:

(a) The Registration Statement shall have become effective not later than 5:00 p.m., Central time, on the date of this Agreement, or such later time and date as the Representative shall approve and all filings required by Rules 424, 430A and 433 of the Rules and Regulations shall have been timely made (without reliance on Rule 424(b)(8) or Rule 164(b)); no stop order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; and any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus or otherwise) shall have been complied with to your satisfaction.

(b) No Underwriter shall have advised the Company that (i) the Registration Statement or any amendment thereof or supplement thereto contains an untrue statement of a material fact which, in your opinion, is material or omits to state a material fact which, in your opinion based on the advice of your counsel, is required to be stated therein or necessary to make the statements therein not misleading, or (ii) the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus contains an untrue statement of fact which, in your opinion based on the advice of counsel, is material, or omits to state a fact which, based on the advice of your counsel, is material and is required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) Except as contemplated in the Time of Sale Disclosure Package and in the Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Disclosure Package, neither the Company nor any of its Subsidiaries shall have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than the Reorganization Transactions, or declared or paid any dividends or made any distribution of any kind with respect to its capital stock; and there shall not have been any change in the capital stock (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or as contemplated by the Scheme), or any material change in the short-term or long-term debt of the Company or any of its Subsidiaries, or any issuance of options, warrants, convertible securities or other rights to purchase the capital stock of the Company or any of its Subsidiaries, or any Material Adverse Change or any development which would reasonably be expected to result in a Material Adverse Change (whether or not arising in the ordinary course of business), the effect of which, in any such case described above, in your judgment, makes it impractical or inadvisable to offer or deliver the Securities on the terms and in the manner contemplated in the Time of Sale Disclosure Package and in the Prospectus.

(d) On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, (i) the opinion of DLA Piper (US), dated such Closing Date and addressed to you, (ii) the opinion of Ashurst LLP, dated such Closing and addressed to you, and (iii) the opinion of Morgan, Lewis & Bockius LLP, dated such Closing and addressed to you.

(e) On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, such opinion or opinions from Faegre & Benson LLP, counsel for the several Underwriters, dated such Closing Date and addressed to you, with respect to the formation of the Company, the validity of the Securities, the Registration Statement, the Time of Sale Disclosure Package or the Prospectus and other related matters as you reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

(f) On each Closing Date you, as Representative of the several Underwriters, shall have received a letter of each of Deloitte & Touche LLP and Deloitte LLP (UK), dated such date and addressed to you, confirming that it is an independent public accounting firm within the meaning of the Act and is in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not prior to the date hereof or more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information and other matters covered by its letter delivered to you concurrently with the execution of this Agreement, and the effect of the letter so to be delivered on such Closing Date shall be to confirm the conclusions and findings set forth in such prior letter.

(g) On each Closing Date, there shall have been furnished to you, as Representative of the several Underwriters, a certificate, dated such Closing Date and addressed to you, signed by the chief executive officer and by the chief financial officer of the Company and Osmetech, to the effect that:

(i) The representations and warranties of the Company and Osmetech in this Agreement are true and correct as if made at and as of such Closing Date, and each of the Company and Osmetech has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; and

(ii) No stop order or other order suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof or the qualification of the Securities for offering or sale, nor suspending or preventing the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to the best of their knowledge, is contemplated by the Commission or any state or regulatory body.

(h) You, as Representative of the several Underwriters, shall have received all of the Lock-Up Agreements referenced in Section 4.

(i) The Company shall have furnished to you and counsel for the Underwriters such additional documents, certificates and evidence as you or they may have reasonably requested.

(j) FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(k) The Court Order shall not have been modified since its issuance and the Scheme shall have become effective.

(l) The Scheme Shares and the Securities to be delivered on such Closing Date will have been approved for listing on the NASDAQ Global Market, subject to official notice of issuance.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and counsel for the Underwriters. The Company will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

6. Indemnification and Contribution.

(a) The Company and Osmetech jointly and severally agree to indemnify and hold harmless each Underwriter from and against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the 430A Information and any other information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to the Rules and Regulations, if applicable, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Common Stock (“Marketing Materials”), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor Osmetech will be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, any Issuer Free Writing Prospectus or in any Marketing Materials, in reliance upon and in conformity with written information furnished to the Company or Osmetech by you, or by any Underwriter through you, specifically for use in the preparation thereof; it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f).

(b) Each Underwriter will, severally and not jointly, indemnify and hold harmless the Company and Osmetech from and against any losses, claims, damages or liabilities to which the Company or Osmetech may become subject, under the Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or Osmetech by you, or by such Underwriter through you, specifically for use in the preparation thereof (it being understood and agreed that the only information furnished by an Underwriter consists of the information described as such in Section 6(f)), and will reimburse the Company and Osmetech for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending against any such loss, claim, damage, liability or action as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure (through the forfeiture of substantive rights or defenses). In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if, in the sole judgment of the Representative, it is advisable for the Underwriters to be represented as a group by separate counsel, the Representative shall have the right to employ a single counsel (in addition to local counsel) to represent the Representative and all Underwriters who may be subject to liability arising from any claim in respect of which indemnity may be sought by the Underwriters under subsection (a) of this Section 6, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the Underwriters as incurred. An indemnifying party shall not be obligated under any settlement agreement relating to any action under this Section 6 to which it has not agreed in writing. In addition, no indemnifying party shall, without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed, effect any settlement of any pending or threatened proceeding unless such settlement includes an unconditional release of such indemnified party for all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(d) If the indemnification provided for in this Section 6 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and Osmetech on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and Osmetech on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and Osmetech on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or Osmetech or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Company and Osmetech under this Section 6 shall be in addition to any liability which the Company or Osmetech may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

(f) The Underwriters severally confirm and each of the Company and Osmetech acknowledges that the statements with respect to the public offering of the Securities by the Underwriters set forth in the second paragraph and in the list of the number of Firm Shares purchased by each Underwriter, in each case under the caption “Underwriting” in the Time of Sale Disclosure Package and in the Prospectus, are correct and constitute the only information concerning such Underwriters furnished in writing to the Company or Osmetech by or on behalf of the Underwriters specifically for inclusion in the Registration Statement, any Preliminary Prospectus, the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus.

7. Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company and Osmetech herein or in certificates delivered pursuant hereto, and the agreements of the several Underwriters, the Company and Osmetech contained in Section 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof, or the Company or Osmetech or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Securities to and by the Underwriters hereunder.

8. Substitution of Underwriters.

(a) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder, upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased does not aggregate more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, the remaining Underwriters shall be obligated to take up and pay for (in proportion to their respective underwriting obligations hereunder as set forth in Schedule I hereto except as may otherwise be determined by you) the Firm Shares that the withdrawing or defaulting Underwriters agreed but failed to purchase.

(b) If any Underwriter or Underwriters shall fail to take up and pay for the amount of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder,

upon tender of such Firm Shares in accordance with the terms hereof, and the amount of Firm Shares not purchased aggregates more than 10% of the total amount of Firm Shares set forth in Schedule I hereto, and arrangements satisfactory to you for the purchase of such Firm Shares by other persons are not made within 36 hours thereafter, this Agreement shall terminate. In the event of any such termination neither the Company nor Osmetech shall be under any liability to any Underwriter (except to the extent provided in Section 6 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the amount of Firm Shares agreed by such Underwriter to be purchased hereunder) be under any liability to the Company or Osmetech (except to the extent provided in Section 6 hereof).

If Firm Shares to which a default relates are to be purchased by the non-defaulting Underwriters or by any other party or parties, the Representative and all Underwriters or the Company shall have the right to postpone the First Closing Date for not more than seven business days in order that the necessary changes in the Registration Statement, in the Time of Sale Disclosure Package, in the Prospectus or in any other documents, as well as any other arrangements, may be effected. As used herein, the term “Underwriter” includes any person substituted for an Underwriter under this Section 8.

9. Termination.

(a) You, as Representative of the several Underwriters, shall have the right to shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to the First Closing Date, and the option referred to in Section 3(b), if exercised, may be cancelled at any time prior to the Second Closing Date, if (i) the Company or Osmetech shall have failed, refused or been unable, at or prior to such Closing Date, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Underwriters’ obligations hereunder is not fulfilled, (iii) trading on the NASDAQ Stock Market, New York Stock Exchange or the NYSE Amex shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the NASDAQ Stock Market, New York Stock Exchange or the NYSE Amex, by such Exchange or by order of the Commission or any other Governmental Authority, (v) a banking moratorium shall have been declared by federal or state authorities, or (vi) there shall have occurred any outbreak or escalation of hostilities involving the United States, or any material adverse change in financial markets or any substantial calamity or crisis that, in your judgment, is material and adverse and makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Securities. Any such termination shall be without liability of any party to any other party except that the provisions of Section 4(g) and Section 6 hereof shall at all times be effective.

(b) If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, confirmed by letter.

10. Default by the Company. If the Company shall fail at the First Closing Date to sell and deliver the number of Securities which it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any Underwriter. No action taken pursuant to this Section shall relieve the Company so defaulting from liability, if any, in respect of such default.

11. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to the Underwriters c/o Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402; if to the Company or Osmetech, shall be mailed or delivered to it at c/o GenMark Diagnostics, Inc., 757 S. Raymond Avenue, Pasadena, California 91105 Attention: Chief Executive Officer; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 6. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

13. Absence of Fiduciary Relationship. Each of the Company and Osmetech acknowledges and agrees that: (a) the Representative has been retained solely to act as an underwriter in connection with the sale of the Securities and that no fiduciary, advisory or agency relationship between the Company or any of its Subsidiaries and the Underwriters have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Company or any of its Subsidiaries on other matters; (b) the price and other terms of the Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Representative and each of the Company and Osmetech is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) each has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and its Subsidiaries and that the Underwriters have no obligation to disclose such interest and transactions to the Company or Osmetech by virtue of any fiduciary, advisory or agency relationship; (d) each has been advised that the Representative is acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriters, and not on behalf of the Company or Osmetech; (e) each waives to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty in respect of any of the transactions contemplated by this Agreement and agrees that the Underwriters shall have no liability (whether direct or indirect) to the Company or Osmetech in respect of such a fiduciary duty claim on behalf of or in right of the Company and its Subsidiaries, including stockholders, employees or creditors of the Company and its Subsidiaries.

14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

15. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

16. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

[Signature Page Follows]

Please sign and return to the Company and Osmetech the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

Very truly yours,

GENMARK DIAGNOSTICS, INC.

By
Name
Its

OSMETECH PLC

By
Name
Its

Confirmed as of the date first

above mentioned, on behalf of

itself and the other several

Underwriters named in Schedule I

hereto.

PIPER JAFFRAY & CO.

By
Managing Director

SCHEDULE I

Underwriter	Number of Firm Shares (1)
Piper Jaffray & Co.	[ ]
ThinkEquity LLC	[ ]
William Blair & Company, L.L.C.	[ ]

Total	[ ]

(1)	The Underwriters may purchase up to an additional [—] Option Shares, to the extent the option described in Section 3(b) of the Agreement is exercised, in the proportions and in the manner described in the Agreement.

SCHEDULE II

Issuer General Free Writing Prospectuses

SCHEDULE III

Pricing Information

EXHIBIT A-1

Form of D&O Lock-Up Agreement

                     , 2010

Piper Jaffray & Co.

as representative of the underwriters

c/o	Piper Jaffray & Co.
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Dear Sirs:

GenMark Diagnostics, Inc., a Delaware corporation (“GenMark” and together with any successor (by merger or otherwise) thereto, the “Company”), intends to engage in an initial public offering (the “Offering”) of its common stock (the “Common Stock”). Upon the effectiveness of a Scheme of Arrangement under the laws of the United Kingdom (the “Scheme of Arrangement”) prior to the consummation of the Offering, (i) GenMark will own all the outstanding capital stock of Osmetech plc, a company organized under the laws of England and Wales (“Osmetech”) and (ii) the shareholders of Osmetech will be allotted shares of Common Stock in exchange for the cancellation of their ordinary shares (the “Ordinary Shares”) of Osmetech. As an inducement to the underwriters (the “Underwriters”) to execute a purchase agreement (the “Purchase Agreement”) providing for the Offering, the undersigned hereby agrees that without, in each case, the prior written consent of Piper Jaffray & Co. (“Piper Jaffray”) during the period specified in the next succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any Ordinary Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock or Ordinary Shares (including without limitation, Common Stock, Ordinary Shares or any other shares of capital stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (collectively, the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 180 days after the date of the final prospectus used to sell Common Stock in the Offering pursuant to the Purchase Agreement, to which you are or expect to become parties; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Piper Jaffray waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Purchase Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) by will or intestacy to the undersigned’s legal representative, heir or legatee, or (iv) if the undersigned is a partnership or corporation or similar entity, as a distribution to partners or stockholders of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s or Osmetech’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In addition, the foregoing restrictions in this Agreement shall not apply to the Company’s issuance of Common Stock to the undersigned in exchange for the cancellation of the undersigned’s Ordinary Shares pursuant to the Scheme of Arrangement (but, for the avoidance of doubt, shall apply to the shares of Common Stock so acquired).

In furtherance of the foregoing, the Company, Osmetech and their transfer agents and registrars are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

In addition, the undersigned agrees that, without the prior written consent of Piper Jaffray, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or Ordinary Shares or any security convertible into or exercisable or exchangeable for Common Stock or Ordinary Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Underwriters that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by August 31, 2010.

The undersigned understands that the Underwriters are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT A-2

Form of Stockholder Lock-Up Agreement

                    , 2010

Piper Jaffray & Co.

as representative of the underwriters

c/o	Piper Jaffray & Co.
800 Nicollet Mall, Suite 800
Minneapolis, MN 55402

Dear Sirs:

GenMark Diagnostics, Inc., a Delaware corporation (“GenMark” and together with any successor (by merger or otherwise) thereto, the “Company”), intends to engage in an initial public offering (the “Offering”) of its common stock (the “Common Stock”). Upon the effectiveness of a Scheme of Arrangement under the laws of the United Kingdom (the “Scheme of Arrangement”) prior to the consummation of the Offering, (i) GenMark will own all the outstanding capital stock of Osmetech plc, a company organized under the laws of England and Wales (“Osmetech”) and (ii) the shareholders of Osmetech will be allotted shares of Common Stock in exchange for the cancellation of their ordinary shares (the “Ordinary Shares”) of Osmetech. As an inducement to the underwriters (the “Underwriters”) to execute a purchase agreement (the “Purchase Agreement”) providing for the Offering, the undersigned hereby agrees that without, in each case, the prior written consent of Piper Jaffray & Co. (“Piper Jaffray”) during the period specified in the next succeeding paragraph (the “Lock-Up Period”), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any Ordinary Shares or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock or Ordinary Shares (including without limitation, Common Stock, Ordinary Shares or any other shares of capital stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) (collectively, the “Undersigned’s Securities”) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned’s Securities.

The initial Lock-Up Period will commence on the date the Company files the final prospectus used to sell Common Stock in the Offering with the United States Securities and Exchange Commission and continue and include the date 180 days after the date of the final prospectus used to sell Common Stock in the Offering pursuant to the Purchase Agreement, to which you are or expect to become parties; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Piper Jaffray waives, in writing, such extension.

The undersigned hereby acknowledges that the Company will be requested to agree in the Purchase Agreement to provide written notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) by will or intestacy to the undersigned’s legal representative, heir or legatee, or (iv) if the undersigned is a partnership or corporation or similar entity, as a distribution to partners or stockholders of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, nor more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s or Osmetech’s equity incentive plans; provided that it shall apply to any of the Undersigned’s Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

In addition, the foregoing restrictions in this Agreement shall not apply to (i) the Company’s issuance of Common Stock to the undersigned in exchange for the cancellation of the undersigned’s Ordinary Shares pursuant to the Scheme of Arrangement (but, for the avoidance of doubt, shall apply to the shares of Common Stock so acquired) or (ii) the transfer of shares of Common Stock or any security convertible into any Common Stock that the undersigned acquires from you or any other underwriters participating in the Offering or that the undersigned purchases in the public trading market on or after the date the Company files the final prospectus used to sell Common Stock in the Offering with the United States Securities and Exchange Commission.

In furtherance of the foregoing, the Company, Osmetech and their transfer agents and registrars are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

In addition, the undersigned agrees that, without the prior written consent of Piper Jaffray, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or Ordinary Shares or any security convertible into or exercisable or exchangeable for Common Stock or Ordinary Shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies the Underwriters that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or (iii) the Offering is not completed by August 31, 2010.

The undersigned understands that the Underwriters are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Printed Name of Holder
By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

EXHIBIT B

Efficacy Capital, Ltd.

Efficacy Biotech Master Fund

FMG Special Opportunity Fund

FMR, LLC

Variable Insurance Products Fund IV: Healthcare Portfolio

Fidelity Capital Trust: Fidelity Stock Selector

Fidelity Advisor Series VII: Fidelity Advisor Health Care Fund

Fidelity Central Investment Portfolios LLC: Fidelity Health Care Central Fund

Fidelity Select Portfolios: Health Care Portfolio

Fidelity Select Portfolios: Medical Equipment and Systems Portfolio

Ronin Capital L.L.C.

John Stafford III

Ronin Trading U.K. LLP